SGC
SUPERIOR GROUP OF COMPANIES


Same-day
Grocery
Delivery.
instacart
instacart.com



INVESTOR PRESENTATION

May 4, 2026

BRANDED PRODUCTS |
HEALTHCARE APPAREL |
CONTACT CENTERS |



Safe Harbor Statement

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the effect of existing and/or new or expanded tariffs; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2025, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward- looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investment Highlights

Founded in 1920, three attractive, diversified businesses, all operating in large, profitable growth industries with products and services always in demand

Ample organic growth potential across all three businesses, given modest share of large total addressable market, supported by strong customer retention

Historically high-margin and profitable operations in all three businesses, to benefit further from increasing scale, with Contact Centers the highest-margin business

Solid balance sheet driven by strong operational cash flow facilitating strategic investment and return of capital to shareholders

Significant insider ownership - Uninterrupted dividend since 1977

Revenue Growth Across Diversified Business Segments


Consolidated CAGR of 7%[1] [2]
$600M
$550M
$500M
$450M
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
2019
$31.6M
2025
$89. 2M
2019
$117.5M
2025
$115.9M
2019
$227.6M
2025
$361.1M
2019
$376.7M
2025
$566.2M
CONTACT CENTERS[2]
HEALTHCARE APPAREL
BRANDED PRODUCTS
Total

(1) 2019-2025
(2) Contact Centers amounts are after eliminations. See the Operating Segment Information for disclosure of these amounts within the Appendix. Consolidated CAGR is calculated after eliminations.

Healthcare Apparel



Who wears Healthcare Apparel?

Scrubs are worn by a broad range of Healthcare providers in acute and non-acute settings. Each occupational segment represented below has unique needs based on both their job function and earning power. In additional to providers, patient apparel is part of the Healthcare apparel market opportunity.



PRIMARY

MEDICAL	HHPCA	SURGICAL	EMS	DENTAL	VETERINARY
Nurses, Nurse Practitioners, Doctors, Physician & Medical Assistants and Lab Techs	Home Health and Personal Care Aides	Surgeons, ER Nurses and Assistants	EMT, EMR, Paramedic	Dentists, Dental assistants and hygienists	Veterinarians, Vet Techs, Vet Assistants
Acute & Non - Acute	Non - Acute	Acute	Acute & Non - Acute	Non - Acute	Acute & Non - Acute

SECONDARY AND EMERGING

CAM (COMPLEMENTARY AND ALTERNATIVE MEDICINE)	ALLIED	SPA/ WELLNESS	MEDICAL SALES	NON-HEALTHCARE WORKERS	PET WELLNESS
Acupuncturist, Chiropractic	Physical & Occupational Therapists	Massage Therapist, Wellness & Wax Centers, Nail & Hair Salons	Equipment and Pharmaceuticals representative	Hotel housekeeping, Janitors, Cafeteria workers	Groomers, Boarding, Daycare
Non - Acute	Non - Acute	Non - Acute	Non - Acute	NA	Non - Acute

Why do Laundries, Retailers and Consumers Choose our Portfolio of Brands?

- We offer the widest array of healthcare apparel available, both for acute and non-acute settings, as well as for all levels of caregivers, visitors and patients.
- Our apparel is available using any means the customer wishes to purchase; Online, In-store, through the healthcare laundry systems and through authorized distributors.



Wink

An accessible-premium healthcare apparel brand built for the next generation of caregivers.
We combine trend-right design, performance functionality, and value-led pricing to serve a growing and evolving healthcare workforce.



carhartt

Carhartt Medical extends one of America's most trusted workwear brands into healthcare, delivering durable, versatile medical apparel built for professionals who demand performance and reliability.



Fashion Seal Healthcare

Legacy brand (105 years old) that is value driven and known for quality, accessibility, and durability. Fashion Seal is designed and manufactured to withstand the rigors of industrial laundry settings and is primarily found in the acute areas of the hospital.

Healthcare Apparel Growth Opportunities

$4.4B	**~5%**	**About Flat**	**5.3%**	**90%**	**2M+**
TAM in the US[1] (Larger internationally)	SGC Market Share[1]	6 Year Revenue CAGR Through 2025	2025 EBITDA Margin[2]	Annual Customer Retention[3]	Caregivers Wear Our Brands to Work Daily

+13% labor growth rate (2020 – 2031)

(+2.7M new Healthcare providers)

More providers are opting into scrubs than before

(78% scrub penetration versus 70% in 2020)

An Industry that is more recession proof ; diverse consumer population, product needs and distribution channels

(operates on a NEED and WANT basis)

Sales Channels

DTC | DIGITAL MARKETPLACES | SPECIALTY RETAIL | NATIONAL RETAILERS | INTERNATIONAL | DISTRIBUTORS & LAUNDRIES

Categories

SCRUBS | PATIENT APPAREL | LAB COATS | SURGICAL GOWNS | LAYERS, PERSONAL ACCESSORIES, PPE ETC)



HEALTHCARE
LEADS ALL
occupation
job growth
in the US

Competitive Landscape

FIGS | CAREISMATIC BRANDS | KINDTHREAD | BARCO UNIFORMS | JAANUU | LANDAU UNIFROMS | MEDLINE | KOI

SGC SUPERIOR GROUP OF COMPANIES

1) Estimated Retail Dollars. SGC healthcare apparel revenue is primarily recorded in wholesale dollars and has been estimated at retail value for this market in 2025
2) Segment EBITDA is the profitability metric reported to the Company's CODM for purposes of making decisions about allocation of resources to, and assessing performance of each reportable segment. Segment EBITDA is calculated as net sales less cost of goods sold and selling and administrative expenses. EBITDA margin is defined as EBITDA divided by net sales.
3) Retention calculated on the top 90% of customers by revenue

Multiple Distribution Channels for Healthcare Apparel

- amazon
- Atwoods Ranch & Home
- UA Uniform Advantage
- Barnes & Noble College
- Cintas Ready for the Workday
- DaVita
- Fleet Farm
- Mark's
- UniFirst Uniforms Services Solutions
- Unitex
- The Uniform Outlet
- NYC Health + Hospitals
- Northwestern Medicine
- SanMar
- Scrubs & Beyond
- macy's
- Fred Meyer
- Kroger
- Scrubs On Wheels

Branded Products


FIRE!
CHALLENGE ACCEPTED
TACO BELL
(MILD)
Live. Love. Tacos.
TACO BELL
HOT
BORN SAUCY
TACO BELL



Why do companies buy branded products?

- Build brand loyalty with merchandise that helps customers and fans proudly represent the brand.
- Reward and retain customers through gifting, loyalty programs, and promotions.
- Create a consistent, professional presence by outfitting employees and brand ambassadors who interact with customers.
- Recognize and motivate employees with milestone and achievement programs (anniversaries, safety, performance).
- Drive engagement at the point of sale with branded displays, packaging, and experiential touchpoints.


Sephora
SEPHORA

Why do they choose us?


m&m's

- One-stop shop: Customers can source branded merchandise, uniforms, and programs through a single partner.
- Integrated capabilities: Vertical production and program integration drive consistent quality, faster turnaround, and more predictable cost.
- Differentiated technology: Our platforms integrate with customer systems to streamline ordering, approvals, and fulfillment.



- Trusted partner: Long-standing reputation for reliability, service, and program execution at scale.
- Built for scale: End-to-end solutions designed to support growth while reducing operational burden for customers.


Pancakes
Pancakes
Pancakes

- Global sourcing advantage: Direct manufacturer relationships and on-the-ground presence improve value, speed, and accountability.
- Compliance-first approach: Strong social compliance and responsible sourcing standards embedded in operations.
- Proven experience: Backed by 100+ years of industry expertise and continuous investment in capabilities.

Branded Products Growth Opportunities

$27B	~1%	8.0%	9.2%	95%	5M+
TAM in the US[1]	SGC Market Share	6 Year Revenue CAGR Through 2025	2025 EBITDA Margin[2]	Annual Customer Retention	Americans Wear Our Brands to Work Daily

- **Highly decentralized industry with significant sales volume at smaller distributors.**
- **Growing sales team with some of the largest and most recognizable names in the world as clients.**
- **Diversified supply chain provides a competitive advantage in the current economic and political climate**
- **Ability to cross-sell a number of different verticals to Fortune 500 companies.**

#9

We are the 9th largest of more than 25,000 branded products distributors in the U.S.[3]

Competitive Landscape:

4IMPRINT | PROFORMA | HALO | BDA | STAPLES | HH GLOBAL | BARCO | WORKWEAR OUTFITTERS | MI HUB | LANDS' END

1) Source: Promotional Products Association International
2) Segment EBITDA is the profitability metric reported to the Company's CODM for purposes of making decisions about allocation of resources to, and assessing performance of, each reportable segment. Segment EBITDA is calculated as net sales less cost of goods sold and selling and administrative expenses. EBITDA margin is defined as EBITDA divided by net sales.
3) As of December 31, 2025

We Service Major Brands


VERY IMPORTANT FUN PERSON
Carnival
Carnival

CVS pharmacy	Advance Auto Parts	TESLA	amazon	Walmart
SPACEX	Dutch Bros Coffee	Taco Bell	Chevron	Publix
Microsoft	Coca-Cola	Costco Wholesale	Waffle House	Northwestern Medicine
DIAGEO	DOORDASH	DUNKIN'	CENTENE Corporation	m&m's
GRUBHUB	intel	hulu	IHOP	NIKE
In-N-Out Burger	instacart	Kroger	jetBlue	Lowe's

Contact Centers

the office gurus
Passion in Every Connection



Why do companies outsource their contact centers needs?



- **Lower Total Cost to Serve -** Reduces labor, infrastructure, and technology costs while improving productivity and efficiency.
- **Access to Skilled, Scalable Talent -** Provides immediate access to trained agents, multilingual support, and specialized skill sets without long recruiting cycles.
- **Rapid Scalability & Flexibility -**Enables businesses to scale up or down quickly to meet seasonality, growth surges, or unexpected demand.
- **Improved Customer Experience (CX) Outcomes -**Specialized CX providers deliver higher CSAT, faster resolution, and consistent service quality.
- **Technology Enablement Without Large CapEx -** Access to AI, analytics, automation, workforce management, quality assurance, and omnichannel platforms without upfront investment.
- **24/7 & Omnichannel Coverage -** Supports customers across voice, chat, email, social, and messaging channels around the clock.
- **Focus on Core Business Priorities -** Allows leadership to concentrate on growth, product innovation, and strategic initiatives.
- **Speed to Market & Faster Implementation -** Outsourcing partners can launch and ramp operations significantly faster than in-house builds.
- **Operational & Compliance Risk Mitigation -** Partners provide expertise in security, data protection, regulatory compliance, and business continuity.
- **Data, Insights & Continuous Optimization -** Outsourcing providers deliver analytics and performance insights that improve customer journeys and business outcomes.

Why do customers choose us?

- **Outcome-Focused Experience Process Outsourcing (EPO) Model vs. Labor Arbitrage -** Delivers measurable business outcomes through its EPO mode improving CX performance, revenue conversion, and cost efficiency rather than simply supplying labor.
- **Lower Cost per Interaction & Cost per Sale -** Strong performance in first-contact resolution, sales productivity, and handle time reduces total cost-to-serve and improves client unit economics.
- **Human + AI Delivery Advantage -** Proprietary and partner technologies enhance agent performance, accelerate training, and drive continuous optimization.
- **Nearshore & All-Shore Flexibility -** Geographic diversity enables clients to balance cost, customer experience, and risk while maintaining time-zone alignment and cultural affinity.
- **Proven Ability to Scale & Ramp Quickly** – Our recruiting infrastructure, training systems, and implementation rigor enable rapid launches and expansion without sacrificing quality.
- **Technology-Enabled Insights & Continuous Improvement -** Embedded analytics provide actionable insights that improve workflows, staffing models, and customer journey performance.
- **Sales & Revenue Generation Expertise -** Deep experience in conversion-driven programs enables clients to increase revenue per interaction and improve customer lifetime value.
- **Operational Discipline & Compliance Readiness -** Strong governance, security standards, and regulated-industry experience reduce operational risk.
- **Partnership Approach with Executive Engagement -** Clients gain a strategic partner focused on long-term performance improvement, not just service delivery.



Clients have a strong near-shore preference

We operate in multiple offices within a large, fast-growing market with many companies accelerating outsourcing


EL SALVADOR (2)
BELIZE (3)
FLORIDA (1)
DOMINICAN REPUBLIC (2)

Illuminate Awards

NEARSHORE COMPANY OF THE YEAR

Employers For Youth (El Salvador)

BEST PLACE TO WORK CallCenter Industry - #1 BEST PLACE TO WORK All Industries - #3

Lawyer International Legal 100

BEST BUSINESS PROCESS OUTSOURCING PROVIDER

Latin America News

BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER

Contact Center Growth Opportunities

Focused on the underserved mid-market and first-time outsourcing segment, delivering AI-enabled customer experience solutions that combine cost efficiency, scalability, and measurable performance outcomes.

$121B	~0.1%	16.8%	10.0%	84%
TAM in the US (Larger internationally)	SGC Market Share	6 Year Revenue CAGR Through 2025 [2]	2025 EBITDA Margin[1]	Net Revenue Retention

- **Leading provider in an underserved segment**
- **An award-winning CX provider recognized for creating ideal customer journeys by blending human expertise with AI support to drive measurable experience outcome**
- **Quality provider, recognized with third-party accolades for high quality-oriented focus with conversational service**
- **Delivers scalable, technology-enabled customer experience solutions that improve performance, enhance customer loyalty, and lower total cost-to-serve.**

Competitive Landscape:

EXL | Genpact | Ibex | TaskUs | Teleperformance | Telus International | WNS

(1) Segment EBITDA is the profitability metric reported to the Company's CODM for purposes of making decisions about allocation of resources to, and assessing performance of, each reportable segment. Segment EBITDA is calculated as net sales less cost of goods sold and selling and administrative expenses. EBITDA margin is defined as EBITDA divided by net sales. EBITDA margin is calculated before intersegment eliminations. See the Operating Segment Information for disclosure of these amounts within the Appendix.
(2) CAGR calculated before eliminations. See the Operating Segment Information for disclosure of these amounts within the Appendix.

Providing Call Center Services to Multiple Customer Categories

FULL SAIL UNIVERSITY
PRINCESS CRUISES
ARS RESCUE ROOTER
MORGAN & MORGAN
VISTRA
neighborly
nrg
CHOICE Home Warranty
E/evate
7 ELEVEN
LEARNING Without Tears
auto approve
BRILLIANT EARTH
kairos LIVING






GH
GH



Financial Highlights

Delivered Sustained Annualized Growth of 10% in Revenue Since 2015



Contact Centers(1)
22%
Healthcare Apparel
7%
Branded Products
10%
$600M
$500M
$400M
$300M
$200M
$100M
$0
$210.3M
$12.0
$61.5
$136.8
$252.6M
$14.5
$60.7
$177.4
$266.8M
$19.3
$65.0
$182.5
$346.4M
$27.4
$102.5
$216.5
$376.7M
$31.6
$117.5
$227.6
$526.7M
$37.2
$157.5
$332.0
$537.0M
$57.2
$139.3
$340.5
$578.8M
$77.6
113.3
$387.9
$543.3M
$86.7
$113.9
$342.7
$565.7M
$93.2
$119.2
$353.3
$566.2M
$89.2
$115.9
$361.1
$585.0M (2)
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026E

SGC
SUPERIOR GROUP OF COMPANIES

(1) Excludes intersegment sales. Total Contact Center Sales in 2025 were $92.5M, and intersegment eliminations were $3.3M, resulting in total consolidated sales of $89.2M. See Operating Segment Information for gross amounts within the Appendix for 2025.

(2) The Company forecasts full-year 2026 net sales in the range of $572 million to $585 million

CAPITAL ALLOCATION PRIORITIES:

Dividend Payments	▶ Consistently paid a dividend since 1977
Share Repurchases	▶ Board authorized repurchase plans in 2024 and 2025
Investments to Support Organic Growth	▶ Expand low-cost production capabilities ▶ Expand technologies to enhance operational efficiencies ▶ Expand digital technologies to expand growth ▶ Grow infrastructure to support growth
Mergers & Acquisitions	▶ History of successful acquisitions

Appendix

Operating Segment Information

For the year ended December 31, 2025

CLICK HERE for 2025 Investor Relations Website

- Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 "Segment Reporting". Segment EBITDA is calculated as net sales less cost of goods sold and selling and administrative expenses. EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, income tax expense, depreciation and amortization expense and impairment charges. EBITDA margin is defined as EBITDA divided by net sales. For the year ended December 31, 2025, net income was $7.0 million.

(In thousands)	BRANDED PRODUCTS	HEALTHCARE APPAREL	CONTACT CENTERS	INTERSEGMENT ELIMINATIONS	Other	TOTAL
For the Year Ended December 31, 2025						
Net sales	$ 361,134	$ 115,866	$ 92,520	$ (3,336)	$ -	$ 566,184
Cost of goods sold	237,422	73,904	43,540	(1,546)	-	353,320
Gross margin	123,712	41,962	48,980	(1,790)	-	212,864
Selling and administrative expenses	96,067	39,550	42,385	(1,790)	23,263	199,475
Depreciation and amortization	5,637	3,718	2,650	-	350	12,355
Segment EBITDA	$ 33,282	$ 6,130	$ 9,245	$ -	$ (22,913)	$ 25,744
EBITDA Margin	9.2%	5.3%	10.0%	-	-	4.5%